POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/ Vincent A. Calarco
                                                    Vincent A. Calarco

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/   George Campbell, Jr.
                                                      George Campbell, Jr.

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/ Gordon J. Davis
                                                    Gordon J. Davis

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/  Michael J. Del Giudice
                                                     Michael J. Del Giudice

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/  Joan S. Freilich
                                                     Joan S. Freilich

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/  Sally Hernandez-Pinero
                                                     Sally Hernandez-Pinero

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/  Peter W. Likins
                                                     Peter W. Likins

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/  Eugene R. McGrath
                                                     Eugene R. McGrath

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/  Frederic V. Salerno
                                                     Frederic V. Salerno

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/  Richard A. Voell
                                                     Richard A. Voell

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/  Stephen R. Volk
                                                     Stephen R. Volk

                           POWER OF ATTORNEY - CECONY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $800 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of April 2003.



                                                /s/  Edward J. Rasmussen
                                                     Edward J. Rasmussen